                                                                Exhibit 24b(CEI)




                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY





      The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 22nd day of March, 1994.





                                      ROBERT J. FARLING

                                      Robert J. Farling
                                  Chairman, Chief Executive
                                      Officer and Director





                                              PEGGY KELLY
Signed and acknowledged in the presence of:

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY





      The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 18th day of March, 1994.





                                     GARY R. LEIDICH

                                     Gary R. Leidich
                                Vice President and Chief
                                     Financial Officer




                                              J.T. PERCIO
Signed and acknowledged in the presence of:

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY





      The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 17 day of March, 1994.





                                       MURRAY R. EDELMAN

                                       Murray R. Edelman
                                     President and Director





                                            M. E. G. JANSEN
Signed and acknowledged in the presence of: ---------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY





      The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 18th day of March, 1994.





                                     FRED J. LANGE, JR.

                                     Fred J. Lange, Jr.
                                Vice President and Director





                                             PEGGY KELLY
Signed and acknowledged in the presence of:

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY





      The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 16th day of March, 1994.





                                         PAUL G. BUSBY
                                         Paul G. Busby
                                           Controller





                                             RUTH A. HARNER
Signed and acknowledged in the presence of: